EXHIBIT 99.1

May 4, 2018

Gebr. Knauf KG
Am Bahnhof 7
97346 Iphofen
Federal Republic of Germany
Attention: Jörg Schanow

CONFIDENTIALITY AGREEMENT

Gentlemen:

You have expressed an interest in engaging in discussions with us regarding a possible transaction (the “Transaction”) involving USG Corporation, a Delaware corporation (the “Company”), and you or one or more of your affiliates. In connection with these discussions, the Company will furnish to you certain non-public confidential information concerning the Company, its affiliates and joint ventures, including the 50/50 joint ventures the Company and certain of its subsidiaries formed with Boral Limited (“Boral,” which term will, for the purposes of this letter agreement, include its subsidiaries), USG Boral Building Products Pte. Limited, a company organized under the laws of Singapore (“USG Boral Singapore”), and USG Boral Building Products Pty Limited, a company organized under the laws of Australia (“USG Boral Australia,” and, together with USG Boral Singapore, the “Joint Ventures”), pursuant to that certain Shareholders Agreement, dated as of February 28, 2014, by and among the Company, Boral International Pty Limited, Boral Building Materials Pty Limited, USG Netherlands Global Holdings B.V., the Joint Ventures and Boral Limited (the “USG Boral JV Agreement”). All such information furnished to you or any of your general partners, affiliates, officers, employees, agents, debt and equity financing sources or advisors, including financial advisors, counsel, accountants, investment bankers and other advisors, agents or representatives of such persons and/or any of their affiliates (collectively, “your Representatives”), by the Company, any of its affiliates or any of its or their respective directors, officers, employees, agents or advisors (collectively, the “Company’s Representatives”), including any non-public confidential business, technical, marketing, financial or other information (including information related to or concerning Boral or the Joint Ventures), are collectively referred to herein as the “Information.” The term “Information” will not, however, include information that (a) is or becomes publicly available other than as a result of a disclosure by you or your Representatives in violation of this letter agreement, (b) was or is available to you on a nonconfidential basis from a source (other than the Company, the Company’s subsidiaries or the Company’s Representatives) which, to your knowledge after reasonable inquiry, is not prohibited from disclosing such information to you pursuant to an agreement with the Company, (c) was or is in your possession without being subject to any contractual, legal, fiduciary or other obligation of confidentiality owed by you to the Company, or (d) independently developed by you or on your behalf without reference to, incorporation of or other use of any Information or otherwise violating your obligations under this letter agreement. The Company represents that it cannot provide certain information concerning Boral or the Joint Ventures without the prior written consent of Boral. The term “Representatives” will mean your Representatives or the Company’s Representatives, as applicable.
In consideration of the Company engaging in discussions and providing the Information to you and your Representatives, you acknowledge and agree as follows:

1.
You and your Representatives (a) will keep any Information confidential and will not (except as required by applicable law, regulation or other legal process, and in such event only after compliance with paragraph 2 below), without the Company’s prior written consent, disclose any Information in any manner whatsoever and (b) other than as otherwise permitted in this letter agreement, will not use any Information for any purpose other than in connection with the Transaction (and, for the avoidance of doubt, any such use will be subject to the foregoing clause (a)); provided that you may disclose the Information to your Representatives (i) who need to know the Information for the purpose of assisting you in evaluating the Transaction and (ii) who are informed by you of the confidential nature of the Information. You agree to cause your Representatives to observe the terms of this letter agreement, and that you will be responsible for any breach of this letter agreement attributable to any of your Representatives, it being understood that such responsibility will be in addition to and not by way of limitation of any right or remedy the Company may have against your Representatives with respect to any such breach. You may disclose the Information to the extent reasonably required in connection with any legal action commenced by USG with respect to any alleged non-compliance by you of the terms of this letter agreement.

2.
In the event that you or any of your Representatives are requested or required by applicable law, regulation or other legal process to disclose any of the Information, you will (a) notify the Company promptly in writing, to the extent not prohibited by law, so that the Company may seek a protective order or other appropriate remedy and (b) if requested by the Company, assist the Company (at its expense) in seeking a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, you will furnish only that portion of the Information which you are advised by counsel is legally required to be disclosed and will request that confidential treatment be accorded the Information; provided that to the extent not prohibited by law, you will give the Company advance written notice of any Information to be disclosed reasonably promptly and you will exercise reasonable best efforts to continue to preserve the confidentiality of such Information.

3.
In the event that you determine not to proceed with the Transaction you will promptly inform the Company of that decision in writing. Upon your determination not to proceed with the Transaction or at any time upon the written request of the Company for any reason, you will, and you will cause your Representatives to, at your or their own expense, either promptly deliver to the Company, destroy or erase (at your option) all tangible material, including electronic material, containing or reflecting Information, and will not retain copies thereof (and, in the case of destruction or erasure, at the Company’s request, you will confirm such destruction or erasure to the Company); provided that (a) your Representatives may retain solely for compliance purposes copies of the Information in accordance with policies or procedures implemented by such persons in order to comply with law or professional standards and (b) neither you nor your Representatives will be required to destroy or erase any electronic material containing Information provided that such electronic material is a back-up electronic data record maintained solely in accordance with your and your Representatives’ information technology policies. Notwithstanding the return or destruction of Information, you and your Representatives will continue to be bound by the confidentiality and other obligations hereunder.

4.
In consideration of the Information being furnished to you, you hereby agree that, for a period of one year from the date hereof, you will not, and will (i) in the case of Representatives that are your general partners, affiliates, officers and employees, cause such Representatives and (ii) in the case of third party Representatives, direct such Representatives (other than third party Representatives not taking action on your behalf or at your direction) not to, directly or indirectly, without obtaining the prior written consent of the Company, solicit for employment or employ any employee of the Company with the title of vice president or above or any employee of the Company with whom you have had contact or of whom you first become aware in connection with the consideration of the Transaction; provided that the foregoing will not restrict your ability to conduct generalized searches in the ordinary course of business, not targeted at the Company or such employees, by use of public advertisements of employment opportunities.

5.
You acknowledge that (a) the Information may contain material non-public information concerning the Company and its subsidiaries, (b) you are aware of the restrictions imposed by United States securities laws, and the rules and regulations promulgated thereunder, on persons in possession of material non-public information and (c) you will not (and will cause your affiliates to not), directly or indirectly, use or knowingly allow any third party to use any Information in contravention of any United States securities laws.

6.
The Company acknowledges and agrees that information regarding the existence or terms of this letter agreement and the fact that discussions with respect to the Transaction or any negotiations that are taking or have taken place, including the status thereof and the terms, conditions or other facts with respect to such discussions or the Transaction, will not be deemed to constitute Information and will not be subject to the confidentiality obligations set forth in this letter agreement, provided that, after the date of this letter agreement through and including August 31, 2018, except as provided in paragraph 9, neither the Company nor you may disclose the status of negotiations with respect to the Transaction, or the terms, conditions or other facts with respect to the Transaction or discussions with respect to the Transaction, except as required pursuant to paragraph 2.

7.
As of the date of this letter agreement, except as set forth on Annex A, you do not beneficially own (a) any securities of the Company entitled to be voted generally in the election of directors, (b) any direct or indirect options or other rights to acquire any such securities, or (c) any derivative positions or contracts (whether or not cash-settled) based on the value of any such securities (collectively, the “Voting Securities”). In consideration of the Information being furnished to you, subject to the provisions of paragraph 8, you hereby agree that, after the date of this letter agreement through and including August 31, 2018, unless expressly permitted or authorized in writing by the Company to do so, you and your Representatives will not (other than third party Representatives not taking action on your behalf or at your direction), directly or indirectly, acting alone or as part of a group: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, Voting Securities in excess of the amount set forth on Annex A or direct or indirect rights to acquire any Voting Securities in excess of the amount set forth on Annex A; (ii) enter into or agree, offer, propose or publicly announce a proposal or otherwise publicly disclose an intent to propose, or seek to enter into, or otherwise be involved in or part of, directly or indirectly, any acquisition transaction or other business combination relating to all or part of the Company, any acquisition transaction for all or substantially all of the assets of the Company or any of their respective businesses or any form of restructuring recapitalization or similar transaction with respect to the Company; (iii) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any Voting Securities; (iv) form, join or in any way participate in a “group” (as such term is used in the rules of the Securities and Exchange Commission) with respect to any Voting Securities; (v) seek or propose, alone or in concert with others, to influence or control the management or policies of the Company; (vi) advise or act as a financing source for or otherwise invest in any other person who may serve as a financing source in connection with any of the foregoing activities; or (vii) agree to take any of the foregoing actions. The Company agrees that the restrictions set forth in this paragraph 7 will not prohibit (A) you or your Representatives from at any time making non-public proposals to the Company and its Representatives (including the Company’s Board of Directors) for the purpose of encouraging or facilitating a Transaction or (B) you, following the termination of the restrictions set forth above in this paragraph 7, from using the Information (subject to compliance with paragraph 1(a)) to engage in any of the activities described above in this paragraph 7. The restrictions set forth in this paragraph 7 will terminate immediately upon (1) the public disclosure or public announcement by the Company that the Company has entered into a definitive agreement or otherwise has an arrangement to effect (w) any direct or indirect sale, transfer, contribution or other disposition to, or any joint venture or similar transaction with, any third party involving assets (including equity securities of any subsidiary of the Company) or businesses of the Company that constitute 50% or more of the revenues (as publicly reported for the Company’s fiscal year ended December 31, 2017) or assets of the Company and its subsidiaries, taken as a whole, or 50% or more of any class of equity securities of the Company, (x) any issuance or sale of securities to, or other transaction with, any third party that if consummated would result in any person or “group” (as such term is used in the rules of the Securities and Exchange Commission) beneficially owning 15% or more of any class of equity securities of the Company, (y) any liquidation or dissolution of the Company, or (z) any merger, consolidation, joint venture, partnership, business combination, share exchange or similar transaction between the Company and any third party, or (2) the public announcement by any person or “group” of the commencement of a tender or exchange offer to acquire voting securities of the Company, that, if successful, would result in such person or “group” beneficially owning more than 15% of the then-outstanding voting securities of the Company, if the Company fails to file, within 10 business days after the commencement of such tender or exchange offer, a Schedule 14D-9 with respect to such tender or exchange offer that recommends that the Company’s stockholders reject such tender or exchange offer.

8.
Notwithstanding paragraph 7, each of the parties acknowledge and agree that, between the date of this letter agreement and the Company’s annual meeting of stockholders scheduled for May 9, 2018 (together with any adjournment or postpone thereof, the “Annual Meeting”), nothing contained in this letter agreement, including the restrictions set forth in paragraph 7, shall (a) prohibit either party or its Representatives named as proxies and attorneys-in-fact in connection with either your or our pending solicitation of proxies (the “Proxy Solicitation”) relating to the Annual Meeting from voting all proxies received from stockholders of the Company at the Annual Meeting or (b) prohibit either party or its Representatives from communicating privately with stockholders of the Company (including oral solicitation of proxies) relating to the Proxy Solicitation (but not the Transaction). Prior to the Annual Meeting, both the Company and you agree not to (i) issue any press release, statement or other public announcement, or file, mail or otherwise distribute any proxy solicitation materials, requesting or encouraging stockholders of the Company to vote for or against, or to abstain from voting with respect to, any of the Company’s nominees for director at the Annual Meeting or (ii) contact, meet with or provide information to any proxy advisory firm relating to the Annual Meeting or otherwise seek to cause any such firm to make (or to revise or change) any voting recommendation in connection with the Annual Meeting. The foregoing will not restrict the right of the Company or you, directly or through your Representatives, to collect, process, deliver or vote proxies mailed, sent or made available to stockholders of the Company prior to the date of this letter agreement or to provide copies of proxy materials previously filed with the Securities and Exchange Commission if so requested by a stockholder. Without your prior written approval, the Company will not adjourn or postpone the Annual Meeting or encourage stockholders to not attend the Annual Meeting.

9.
The provisions of this letter agreement will not prohibit either party from making any public announcement or filing any statement, schedule, report or other document which they are advised by outside counsel is required to be made or filed under the federal securities laws or the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange, Inc., including with respect to the execution of this letter agreement. If discussions with respect to the

Transaction terminate for any reason prior to August 31, 2018, each party will be permitted to issue either one press release or public statement prior to such date disclosing the fact that discussions have terminated. Such press release or statement may include factual statements concerning the terms of the issuing party’s proposals made or positions taken during negotiations and may, if accurate, state that the other party rejected some or all of the issuing party’s proposed transaction terms, including price. Such press release or statement may not include other statements regarding any proposals made or positions taken by the other party, characterize the other party’s proposals, positions or actions in connection with the negotiations, or disparage or criticize the other party or any of its directors, general partners, officers, representatives or advisors. If either you or the Company publicly discloses any additional information regarding the foregoing matters prior to August 31, 2018, the other party will be permitted to make a corresponding public disclosure limited to factual statements relating directly to the subject matter of the initial disclosing party’s disclosure. After August 31, 2018, neither party will be subject to any restrictions on their right to make public disclosures by virtue of this letter agreement, subject to compliance with your confidentiality obligations with respect to the Information in accordance with this letter agreement.

10.
This letter agreement is not intended to, and does not, constitute an agreement or impose any obligation on either party to enter into or consummate the Transaction or any other transaction, agreement or arrangement, to provide any Information, to continue discussions with respect to the Transaction or otherwise or to enter into a binding definitive agreement. Except as otherwise provided herein, unless and until a binding definitive agreement between the Company and you with respect to the Transaction has been executed and delivered, none of the Company, the Company’s Representatives, you or your Representatives have any legal obligation of any kind whatsoever with respect to the Transaction by virtue of this letter agreement or any other written or oral expression with respect to the Transaction. You agree that (a) none of the Company or the Company’s Representatives makes any representation or warranty, express or implied, with respect to the accuracy or completeness of any Information provided to you or your Representatives, (b) none of the Company or the Company’s Representatives has any liability to you or any of your affiliates or your Representatives resulting from such Information and (c) only express representations and warranties made to you in a definitive written agreement relating to the Transaction, if any, will have any legal effect, subject to the terms and conditions of such agreement.

11.
Each party agrees that the other party may be irreparably and immediately harmed by, and money damages would not be an adequate remedy for, any breach of this letter agreement by the other party or its Representatives. Accordingly, each party will be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach or threatened breach of this letter agreement by the other party or its Representatives, in addition to all other remedies available at law or in equity. No failure or delay by either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

12.
This letter agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof that would apply the laws of any other jurisdiction. Any proceeding relating to this letter agreement will be brought exclusively in a state court of the State of Delaware or a court of the United States of America located in the District of Delaware. Each party consents to personal jurisdiction in any such action brought in any such court and consents to service of process by registered or certified mail. Each party waives any objection to venue in any such court or to any claim that such court is an inconvenient forum.

13.
If any provision of this letter agreement will be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment will not affect, impair or invalidate the remainder of this letter agreement, but will be confined in its operation to the provision of this letter agreement directly involved in the controversy in which such judgment has been rendered.

14.
No amendment or other modification or waiver of any provision hereof will be binding unless in writing and signed by you and the Company. This letter agreement may be executed in counterparts, each of which will be deemed to be an original, but both of which will constitute the same agreement. This letter agreement may not be assigned in whole or in part by either party with the prior written consent of the other party. This letter agreement will be binding upon and inure to the benefit of the successors and permitted assigns of both parties hereto.

15.
Except for paragraph 11 above, this letter agreement and all obligations hereunder will terminate and be of no further force and effect two years from the date hereof; provided that such termination will not relieve either party from a breach of this letter agreement prior to such termination.

[Signature page follows.]

Please confirm your agreement with the foregoing by signing and returning to the undersigned a copy of this letter.
Very truly yours,
USG CORPORATION

By:	/s/ Michelle M. Warner
Name:	Michelle M. Warner
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Confidentiality Agreement]

Confirmed and Agreed:

GEBR. KNAUF KG

By:	/s/ Jörg Schanow
Name:	Jörg Schanow
Title:	General Counsel

[Signature Page to Confidentiality Agreement]

Annex A
Voting Securities Held as of Date of Letter Agreement
14,757,258 shares of Common Stock, par value $0.10 per share, of the Company